UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT ON REGISTERED
MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4946
THOMPSON PLUMB FUNDS, INC.
(Exact name of registrant as specified in charter)
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Address of principal executive offices)—(Zip code)
John W. Thompson, Chairman
Thompson Plumb Funds, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Name and address of agent for service)
With a copy to:
Vinita Paul
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Registrant’s telephone number, including area code: (608) 827-5700
Date of fiscal year end: November 30, 2005
Date of reporting period: November 30, 2005
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Annual Report
November 30, 2005

Thompson Plumb Growth Fund

Thompson Plumb Bond Fund

Telephone: 1-800-999-0887
www.thompsonplumb.com

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS
NOTE ON FORWARD-LOOKING STATEMENTS
The matters discussed in this report may constitute forward-looking statements. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS
November 30, 2005
CONTENTS

Page(s)
GROWTH FUND
Investment review	4-5
Schedule of investments	6-8

BOND FUND
Investment review	9-10
Schedule of investments	11-12

FUND EXPENSE EXAMPLES	13

FINANCIAL STATEMENTS
Statements of assets and liabilities	14
Statements of operations	15
Statements of changes in net assets	16
Notes to financial statements	17-20
Financial highlights	21-22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

DIRECTORS AND OFFICERS	24-25

ADDITIONAL INFORMATION	26-27
CERTIFICATION BY SECTION 302 OF PEO
CERTIFICATION BY SECTION 302 OF PFO
CERTIFICATION BY SECTION 906 OF CEO/CFO
This annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund prospectus which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
Please read your prospectus carefully.

GROWTH FUND INVESTMENT REVIEW
November 30, 2005
Portfolio Managers
John C. Thompson, CFA
John W. Thompson, CFA
Performance
The Thompson Plumb Growth Fund generated a total return of 1.76% for the fiscal year ended November 30, 2005, as compared to 8.44% for its benchmark, the S&P 500 Index. Over the past three-year, five-year and ten-year time periods, the Growth Fund returned 7.83%, 6.22% and 13.70%, compared to the 12.10%, 0.64% and 9.28% returns of the S&P 500 Index, for those same time periods.
Comparison of Change in Value of a Hypothetical $10,000 Investment
Average Annual Total Returns
Through 11-30-05

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Growth Fund	1.76%	7.83%	6.22%	13.70%
S&P 500 Index	8.44%	12.10%	0.64%	9.28%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.
Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all voluntary fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

Management Commentary
In our Semi-Annual Report to Shareholders, we asserted that the value of the companies in the Growth Fund had increased while their share prices did not. To follow up on that thesis, it is interesting to note that from January 1, 2005 to December 15, 2005, the earnings of the companies in the Growth Fund portfolio increased approximately 13% more than their stock price. We believe this shows there is appreciation potential in these stocks.
Why has the Fund’s portfolio trailed its benchmark? There are a few reasonable answers. First, our holdings today are predominately larger companies, including Wal-Mart, Viacom, Microsoft, Exxon, First Data and Citigroup. Investors, particularly pension funds and foundations, have looked in the rear view mirror and determined that the returns of large companies have been poor during the last few years and have decided to reallocate over $1 trillion to hedge funds and private equity (LBO) funds. These funds invest predominately in areas other than the large capitalization stocks, and there has not been enough money coming from other sources to offset this change in investment style. According to Morningstar, companies with market values over $100 billion declined an average of 2% in 2005.*
Second, investors appear to be less risk-adverse today: Lower quality investments are selling at premiums to high quality investments.** This is an unusual situation and one which we did not expect. Generally speaking, our investment style attempts to protect principal in tough economic times, but may underperform in periods of rapid economic expansion.
In addition, the Fund owned a number of stocks whose fundamentals disappointed both us and the market. These include Fifth Third Bank, Pfizer, Fannie Mae, the entire “old media” sector and Tyco International. Further, the Fund’s Exxon and Chevron holdings had good appreciation, but less than the smaller oil producers, despite record earnings. Many of these companies are selling at historically low valuations and we believe they have strong likelihoods of turning themselves around.
This year we sold our positions in Hewlett Packard, Office Depot, Paychex and State Street, after very large gains. In their places, we added positions in Disney and eBay and increased our stakes in Wal-Mart and Tyco. Each of these new positions was purchased when we felt the stock was quite depressed and selling at attractive valuations.
As we previously noted, we believe the Fund is positioned to protect principal if the consumer begins to save more and spend less. With a -1.5% savings rate in September,*** a record low, and the $600 billion that consumers have borrowed against their homes this year to fund spending (roughly 7% of consumer spending), it is clear that the theory of “a penny saved is a penny earned” is not in vogue. As interest rates on mortgages and energy prices increase, the housing market begins to level off, and job and wage growth remains relatively modest, we see little likelihood of a strong economy next year. We are beginning to feel like the boy that cried wolf because this process has taken far longer than we envisioned. However, we believe a consistent investment style is in the Fund’s best long term interest.
*	December 21, 2005, Morningstar.com, 2005’s Value Creators and Destroyers by Jim Callahan, CFA
**	December 8, 2005, Merrill Lynch Report, Richard Bernstein

***	December 5, 2005, Barron’s
Mutual fund investing involves risk. Principal loss is possible.
Please refer to the Schedule of Investments on page 6 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.
Sector Weightings at 11/30/05
% of Total Investments
Top 10 Equity Holdings at 11/30/05

		% of Fund’s
Company	Industry	Net Assets

Fannie Mae	Thrifts & Mortgage Finance	8.19%
Viacom Inc. Class B	Media	6.58%
Microsoft Corp.	Software	5.94%
The Coca-Cola Co.	Beverages	5.47%
American International Group, Inc.	Insurance	5.22%
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	4.83%
Pfizer Inc.	Pharmaceuticals	4.74%
First Data Corp.	IT Services	4.72%
Tyco International Ltd.	Industrial Conglomerates	4.54%
Chevron Corp.	Oil, Gas & Consumable Fuels	4.20%
As of November 30, 2005, 100% of the Fund’s net assets were in equity, cash and short-term instruments.

SCHEDULE OF INVESTMENTS
November 30, 2005
GROWTH FUND

	Shares	Value
COMMON STOCKS — 99.8%

Consumer Discretionary — 16.3%
Household Durables — 0.6%
Blyth, Inc.	311,750	$6,172,650

Internet & Catalog Retail — 0.8%
eBay Inc. (a)	185,450	8,310,015

Media — 14.6%
Clear Channel Communications, Inc.	257,850	8,395,596
Comcast Corp. Class A Special (a)	323,750	8,430,450
Dow Jones & Co., Inc.	181,900	6,204,609
The Walt Disney Co.	779,800	19,440,414
Time Warner Inc.	2,121,750	38,149,065
Tribune Co.	72,200	2,308,234
Viacom Inc. Class B	2,029,850	67,796,990

		150,725,358

Multiline Retail — 0.2%
Kohl’s Corp. (a)	50,000	2,300,000

Specialty Retail — 0.1%
Bed Bath & Beyond Inc. (a)	18,600	793,476

Consumer Staples — 13.6%
Beverages — 6.5%
PepsiCo, Inc.	176,800	10,466,560
The Coca-Cola Co.	1,319,900	56,346,531

		66,813,091

Food & Staples Retailing — 3.9%
Sysco Corp.	224,100	7,242,912
Wal-Mart Stores, Inc.	674,000	32,729,440

		39,972,352

Food Products — 1.0%
General Mills, Inc.	221,150	10,511,260

Household Products — 2.0%
Colgate-Palmolive Co.	383,400	20,902,968

Personal Products — 0.2%
The Estee Lauder Cos. Inc. Class A	64,800	2,139,048

Energy — 9.3%
Oil, Gas & Consumable Fuels — 9.3%
BP plc ADR	38,400	2,528,256
Chevron Corp.	755,250	43,283,377
Exxon Mobil Corp.	858,300	49,807,149

		95,618,782

Financials — 30.0%
Capital Markets — 2.5%
Morgan Stanley	457,350	25,625,320

Commercial Banks — 3.4%
Fifth Third Bancorp	863,100	34,757,037

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Continued)
November 30, 2005
GROWTH FUND (continued)

	Shares	Value
Diversified Financial Services — 1.9%
Citigroup Inc.	403,600	$19,594,780

Insurance — 10.1%
American International Group, Inc.	800,750	53,762,355
Berkshire Hathaway Inc. Class B (a)	5,900	17,434,500
Cincinnati Financial Corp.	643,935	28,674,426
The St. Paul Travelers Cos., Inc.	98,050	4,562,267

		104,433,548

Thrifts & Mortgage Finance — 12.1%
Fannie Mae	1,756,400	84,395,020
Freddie Mac	649,500	40,561,275

		124,956,295

Health Care — 12.4%
Biotechnology — 2.3%
Amgen Inc. (a)	290,250	23,489,932

Health Care Equipment & Supplies — 0.9%
Clarient Inc. (a)	629,150	786,438
Medtronic, Inc.	155,700	8,652,249

		9,438,687

Health Care Providers & Services — 4.5%
Cardinal Health, Inc.	326,900	20,905,255
Henry Schein, Inc. (a)	102,750	4,382,288
IMS Health Inc.	846,800	20,704,260

		45,991,803

Pharmaceuticals — 4.7%
Pfizer Inc.	2,302,650	48,816,180

Industrials — 4.6%
Industrial Conglomerates — 4.6%
Tyco International Ltd.	1,641,700	46,821,284

Information Technology — 13.6%
Communications Equipment — 0.8%
Cisco Systems, Inc. (a)	467,450	8,199,073

Electronic Equipment & Instruments — 0.8%
Celestica Inc. (a)	499,700	5,311,811
Solectron Corp. (a)	714,800	2,566,132
Symbol Technologies, Inc.	1,350	15,430

		7,893,373

IT Services — 5.3%
First Data Corp.	1,124,750	48,667,932
Fiserv, Inc. (a)	121,450	5,527,190

		54,195,122

Semiconductors & Semiconductor Equipment — 0.8%
Intel Corp.	305,450	8,149,406

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Continued)
November 30, 2005
GROWTH FUND (continued)

	Shares or
	Principal
	Amount	Value
Software — 5.9%
Microsoft Corp.	2,209,450	$61,223,859

TOTAL COMMON STOCKS (COST $969,730,004)		1,027,844,699

WARRANTS — 0.0%

Health Care — 0.0%
Health Care Equipment & Supplies — 0.0%
Clarient Inc., issued 3/31/2004, exercise price $2.75, expires 3/31/2008 (a) (b)	30,000	—
Clarient Inc., issued 4/27/2004, exercise price $2.75, expires 4/27/2008 (a) (b)	45,000	—

TOTAL WARRANTS (COST $0)		—

SHORT-TERM INVESTMENTS — 0.2%

Commercial Paper — 0.2%
Prudential Funding, 3.930% due 12/1/2005	$2,147,000	2,147,000

Total Commercial Paper		2,147,000

Variable Rate Demand Notes — 0.0%
American Family Financial Services, 3.794%	149,202	149,202
Wisconsin Central Credit Union, 3.961%	141,007	141,007

Total Variable Rate Demand Notes		290,209

TOTAL SHORT-TERM INVESTMENTS (COST $2,437,209)		2,437,209

TOTAL INVESTMENTS — 100.0% (COST $972,167,213)		1,030,281,908

NET OTHER ASSETS AND LIABILITIES — 0.0%		409,033

NET ASSETS — 100.0%		$1,030,690,941

(a)	Non-income producing security.

(b)	Security is illiquid.
See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW
November 30, 2005
Portfolio Manager
     John W. Thompson, CFA
Performance
The Thompson Plumb Bond Fund produced a total return of 0.29% for the fiscal year ended November 30, 2005, as compared to 1.63% for its benchmark, the Lehman Brothers Intermediate Government/Credit Index. During 2005, short-term interest rates continued to increase, but yield spreads remained narrow throughout most of the year. This increase in short-term interest rates caused the market value of most of the Bond Fund’s holdings to experience price depreciation.
Comparison of Change in Value of a Hypothetical $10,000 Investment
Average Annual Total Returns
Through 11-30-05

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Bond Fund	0.29%	5.83%	6.02%	5.18%
Lehman Brothers Intermediate Gov’t/Credit Index	1.63%	3.50%	5.75%	5.85%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.
Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all voluntary fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark that includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. You cannot directly invest in an index.

Management Commentary
The Bond Fund established its investment thesis for 2005 with the expectation that the economy would remain strong and that interest rates would increase as the Federal Reserve tightened monetary policies to combat inflationary pressures from higher energy and commodity costs. During 2005, the Bond Fund maintained a shorter maturity in the portfolio. However, the Bond Fund’s shorter maturity structure had a negative effect on the portfolio as short-term interest rates increased more than long-term rates during the year. The Fund was also negatively impacted by its holdings in Adelphia Communications bonds losing principal due to a declining cable property value.
During 2005, we initiated an investment program to move the composition of the Fund to a mix of higher quality corporate bonds and U.S. Government securities. Because yield spreads are narrow and higher yields are now available on high-quality debt instruments, there is not sufficient return on low-quality bonds to compensate shareholders for the credit risk of lower-quality securities.
We expect that in 2006, short-term interest rates will gradually increase. Also, we expect long-term interest rates to rise moderately over the next couple of years. This will reduce the attractiveness of longer maturity bonds. While the Federal Reserve has increased short-term interest rates thirteen times during the past two years, it is still unclear if those rate increases are sufficient to keep the inflation rate below 2 to 2.5%. Interest rate increases have had the desirable effect of strengthening the dollar and maintaining the flow of foreign investment into this country.
We expect to see the monetary authorities continue to step on the economic brake because the large fiscal stimulus produced by the large Federal budget deficit historically has been the source of inflationary pressures. The scarcity of worldwide energy reserves is likely to keep energy prices high and will add costs to transportation and raw materials, such as chemical feedstocks.
The Thompson Plumb Bond Fund will be positioned in a cautious, conservative mix of bonds until we are able to see an advantage in moving to a more aggressive posture.
Investments in debt securities typically decrease in value when interest rates rise.
Please refer to the Schedule of Investments on page 11 of this report for holdings information. The management commentary above as well as Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.
Portfolio Concentration at 11/30/05
(Includes cash and cash equivalents)

Quality

U.S. Government and Agency Issues	31.4%
AA	3.2%
A	32.5%
BAA	10.4%
BA and Below	22.4%
Short-Term Investments	0.1%

100.0%

Maturity

Under 1 year	42.6%
1 to 3 years	44.8%
3 to 5 years	11.0%
5 to 10 years	1.6%

100.0%

Top 10 Bond Holdings at 11/30/05

		Maturity	% of Fund’s
Company	Coupon	Date	Net Assets

United States Treasury Note	2.750%	7/31/2006	14.39%
General Motors Acceptance Corp.	6.750%	1/15/2006	6.52%
Thermo Electron Cvt.	3.250%	11/1/2007	4.77%
Fannie Mae	4.000%	10/30/2008	4.00%
Ford Motor Credit Co.	6.875%	2/1/2006	3.91%
Household Finance Co.	7.650%	5/15/2007	3.39%
Beneficial Corp.	6.850%	10/3/2007	3.39%
Morgan, J.P. & Co.	6.700%	11/1/2007	3.37%
Wisconsin Power & Light	7.000%	6/15/2007	3.36%
Penney, J.C. Co.	7.600%	4/1/2007	3.36%

SCHEDULE OF INVESTMENTS
November 30, 2005
BOND FUND

	Principal
	Amount	Value
BONDS — 98.9%

Corporate Bonds — 67.8%
Adelphia Communications, 9.875% due 3/1/2005 (a)	$1,198,000	$718,800
Beneficial Corp., 6.850% due 10/3/2007	1,000,000	1,034,171
First Data Corp., 6.375% due 12/15/2007	350,000	359,953
Ford Motor Credit Co., 6.875% due 2/1/2006	1,198,000	1,193,257
Gannett Co., 4.125% due 6/15/2008	1,000,000	978,886
General Motors Acceptance Corp., 6.750% due 1/15/2006	2,000,000	1,993,226
Hartford Life, 7.100% due 6/15/2007	500,000	516,067
Hartford Life Global, 5.790% due 6/15/2010 (b)	500,000	477,790
Hertz Corp., 4.700% due 10/2/2006	500,000	498,510
Household Finance Co., 7.650% due 5/15/2007	1,000,000	1,034,276
International Lease Finance, 5.625% due 6/1/2007	850,000	857,647
Kerr-McGee Corp., 6.625% due 10/15/2007	1,000,000	1,022,678
Marshall & Ilsley, 5.750% due 9/1/2006	1,000,000	1,006,649
Maytag Corp., 6.875% due 3/31/2006	1,000,000	1,010,000
Morgan, J. P. & Co., 6.700% due 11/1/2007	1,000,000	1,030,201
Morgan Stanley, 6.690% due 6/1/2011 (b)	500,000	490,650
Penney, J. C. Co., 7.600% due 4/1/2007	1,000,000	1,027,500
Sears, Roebuck, 6.700% due 11/15/2006	1,000,000	999,631
SLM Corp., 4.840% due 3/2/2009 (b)	1,000,000	969,780
Thermo Electron Cvt., 3.250% due 11/1/2007	1,500,000	1,458,750
Tribune Co., 6.875% due 11/1/2006	1,000,000	1,014,023
Wisconsin Power & Light, 7.000% due 6/15/2007	1,000,000	1,028,025

Total Corporate Bonds		20,720,470

United States Government and Agency Issues — 31.1%
Fannie Mae, 4.000% due 10/30/2008	1,250,000	1,222,898
Federal Home Loan Banks, 4.250% due 3/24/2008	1,000,000	987,736
Federal Home Loan Banks, 5.000% due 11/21/2008	1,000,000	999,213
Federal Home Loan Banks, 3.000% due 12/30/2008 (c)	1,000,000	970,117
Federal Home Loan Banks, 3.000% due 6/30/2009 (c)	350,000	340,693
Freddie Mac, 3.290% due 6/16/2009	600,000	570,524
United States Treasury Note, 2.750% due 7/31/2006	4,442,000	4,395,497

Total United States Government and Agency Issues		9,486,678

TOTAL BONDS (COST $30,905,129)		30,207,148

SHORT-TERM INVESTMENTS — 0.1%

Variable Rate Demand Notes — 0.1%
Wisconsin Central Credit Union, 3.961%	41,668	41,668

Total Variable Rate Demand Notes		41,668

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Continued)
November 30, 2005
BOND FUND (continued)

	Principal
	Amount	Value
TOTAL SHORT-TERM INVESTMENTS (COST $41,668)		$41,668

TOTAL INVESTMENTS — 99.0% (COST $30,946,797)		30,248,816

NET OTHER ASSETS AND LIABILITIES — 1.0%		302,225

NET ASSETS — 100.0%		$30,551,041

(a) Adelphia Communications bonds are currently in default. When a bond is in default its scheduled interest payments are not currently being paid, and there may be interest in arrears for previous unpaid interest expense.
(b) Floating rate notes whose yields vary with the consumer price index. These securities are shown at their current coupon rate as of November 30, 2005.
(c) Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.
See Notes to Financial Statements.

FUND EXPENSE EXAMPLES
November 30, 2005
Example
As a shareholder of Thompson Plumb Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.
Actual Expenses
The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Period*
	06/01/05	11/30/05	06/01/05-11/30/05
Thompson Plumb Growth Fund
Actual	$1,000.00	$1,017.74	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.52
Thompson Plumb Bond Fund
Actual	$1,000.00	$992.99	$4.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$4.05

*	Expenses are equal to the annualized expense ratio for each Fund (Growth Fund: 1.09%; Bond Fund: 0.80%), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
For more information, please refer to the Funds’ prospectus.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2005 (In thousands, except per share amounts)

	GROWTH	BOND
	FUND	FUND
ASSETS
Investments at value (Cost $972,167 and $30,947, respectively)
Common stocks	$1,027,845	—
Bonds	—	$30,207
Short-term investments	2,437	42

Total Investments	1,030,282	30,249

Due from sale of securities	6,041	—
Receivable from fund shares sold	501	2
Dividends and interest receivable	2,084	374
Prepaid expenses	89	6

Total Assets	1,038,997	30,631

LIABILITIES
Due on purchase of securities	6,217	—
Payable for fund shares redeemed	1,162	39
Accrued expenses payable	105	29
Due to investment advisor	822	12

Total Liabilities	8,306	80

NET ASSETS	$1,030,691	$30,551

Net Assets consist of:
Capital stock ($.001 par value)	$957,482	$30,697
Undistributed net investment income	5,888	268
Accumulated net realized gain on investments	9,206	284
Net unrealized appreciation (depreciation) on investments	58,115	(698)

Net Assets	$1,030,691	$30,551

Shares of capital stock outstanding (unlimited shares authorized)	22,482	2,993
Offering and redemption price/Net asset value per share	$45.85	$10.21

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended November 30, 2005 (In thousands)

	GROWTH	BOND
	FUND	FUND
Investment income
Dividends (1)	$19,581	$8
Interest	18	1,432

	19,599	1,440

Expenses
Investment advisory fees	11,208	204
Shareholder servicing costs	962	29
Administrative and accounting services fees	400	46
Custody fees	309	6
Federal & state registration	136	32
Professional fees	55	56
Directors fees	39	17
Other expenses	385	13

Total expenses	13,494	403
Less expenses reimbursed by advisor	—	(152)
Directed brokerage credits	(60)	—

Net expenses	13,434	251

Net investment income	6,165	1,189

Net realized gain on investments	25,122	298
Net unrealized depreciation on investments	(9,481)	(1,418)

Net gain (loss) on investments	15,641	(1,120)

Net increase in net assets resulting from operations	$21,806	$69

(1) Net of foreign withholding taxes of	$36	$—
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	GROWTH		BOND
	FUND		FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2005	2004	2005	2004
Operations
Net investment income	$6,165	$14,465	$1,189	$1,674
Net realized gain on investments	25,122	11,338	298	1,008
Net unrealized appreciation (depreciation) on investments	(9,481)	48,045	(1,418)	(1,319)

Net increase in net assets resulting from operations	21,806	73,848	69	1,363

Distributions to Shareholders
Distributions from net investment income	(14,138)	(2,925)	(1,261)	(1,883)
Distributions from net realized gains on securities transactions	(17,651)	—	(245)	—

Total distributions to shareholders	(31,789)	(2,925)	(1,506)	(1,883)

Fund Share Transactions (See Note 4)	(445,266)	539,388	2,262	(11,609)

Total Increase (Decrease) in Net Assets	(455,249)	610,311	825	(12,129)

Net Assets
Beginning of period	1,485,940	875,629	29,726	41,855

End of period	$1,030,691	$1,485,940	$30,551	$29,726

Undistributed net investment income included in net assets at end of period	$5,888	$13,856	$268	$326
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2005
NOTE 1 — ORGANIZATION

Thompson Plumb Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.
The Company consists of separate mutual funds series (the “Funds”): Thompson Plumb Growth Fund (the “Growth Fund”) and Thompson Plumb Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
SECURITY VALUATION — Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors (the “Funds’ Board”). Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities with remaining maturities of 60 days or less are valued at amortized cost basis.
When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.
SECURITIES TRANSACTIONS AND INVESTMENT INCOME — Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.
VARIABLE-RATE DEMAND NOTES — The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.
PERMANENT BOOK AND TAX DIFFERENCES — Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.
EXPENSES — Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.
USE OF ESTIMATES — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund normally are declared on an annual basis. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared on an annual basis. Distributions are recorded on the ex-dividend date.
FEDERAL INCOME TAXES — No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
DIRECTED BROKERAGE ARRANGEMENTS — The Funds have directed brokerage arrangements with Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. Upon purchase and/or sale of the investment securities at best

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2005
execution, the Funds pay brokerage commissions to Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. These commission payments generate non-refundable cumulative credits, which are available to pay certain expenses of the Funds. For the year ended November 30, 2005, the Growth Fund expenses were reduced by $60,228 through these direct brokerage credits. These credits reduced the ratio of expenses to average net assets by 0.01% for the Growth Fund for the year ended November 30, 2005.
LINE OF CREDIT — The Funds have established a line of credit (“LOC”) with U.S. Bank N.A. which expires November 15, 2006, used for temporary liquidity needs. The LOC is used primarily to finance redemption payments. Each of the individual Funds borrowing under the LOC are limited to either 5% of the market value of the Fund’s total assets or any explicit borrowing limits imposed by the Board, whatever is less. As of November 30, 2005, the limits established by the Board are: Growth Fund — $20,000,000 and Bond Fund — $1,000,000. The LOC was drawn upon during the year; however, as of November 30, 2005, there were no borrowings by the Funds outstanding under the LOC. The following table shows the average balance, average interest rate and interest expense incurred by the Funds on borrowings under the LOC for the year ended November 30, 2005.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense
Growth Fund	$1,108,685	6.06%	$66,865
GUARANTEES AND INDEMNIFICATIONS — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.
NOTE 3 — INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management LLC (“TIM”) is retained by the Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Fund — 1.00% of the first $50 million of average daily net assets, and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund — 0.65% of the first $50 million of average daily net assets, and 0.60% of average daily net assets in excess of $50 million.
Pursuant to an Administrative and Accounting Services Agreement, TIM Holdings, Inc., (an affiliate of TIM) maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM Holdings, Inc. a fee computed daily and payable monthly at the annual rate of 0.15% of net assets up to $30 million, 0.10% of the next $70 million of net assets, and 0.025% of net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM Holdings, Inc. in the amounts of $123,823 and $30,000, for the Growth Fund and Bond Fund, respectively for the year ended November 30, 2005.
The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Bond Fund through March 31, 2006 so that the annual operating expenses of the Bond Fund do not exceed 0.80% of average daily net assets.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2005
NOTE 4 — FUND SHARE TRANSACTIONS
Transactions in shares of the Funds were as follows:

	Year Ended		Year Ended
	November 30, 2005		November 30, 2004
(In thousands)	Shares	Dollars	Shares	Dollars
Growth Fund
Shares sold	5,347	$243,605	18,909	$870,625
Shares issued in reinvestment of dividends	286	13,092	61	2,693
Shares issued in reinvestment of realized gains	372	17,052	—	—
Shares redeemed	(15,807)	(719,015)	(7,311)	(333,930)

Net increase (decrease)	(9,802)	$(445,266)	11,659	$539,388

Bond Fund
Shares sold	1,008	$10,629	1,189	$12,826
Shares issued in reinvestment of dividends	106	1,098	140	1,498
Shares issued in reinvestment of realized gains	23	240	—	—
Shares redeemed	(926)	(9,705)	(2,400)	(25,933)

Net increase (decrease)	211	$2,262	(1,071)	$(11,609)

NOTE 5 — PURCHASE AND SALE OF SECURITIES
Investment transactions for the year ended November 30, 2005 were as follows:

	Securities other than U. S. Government
	and Short-term Investments		U. S. Government Securities
	Purchases	Sales	Purchases	Sales
Growth Fund	$253,419,459	$725,708,018	$—	$—
Bond Fund	$6,027,370	$5,704,360	$6,464,984	$5,652,168
NOTE 6 — INCOME TAX INFORMATION
At November 30, 2005, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized	Distributable	Distributable
		Unrealized	Unrealized	appreciation	ordinary	long-term
	Federal tax cost	appreciation	depreciation	(depreciation)	income	capital gains
Growth Fund	$987,686,261	$114,426,768	$(71,831,121)	$42,595,647	$11,034,484	$19,579,170
Bond Fund	$30,946,797	$117,371	$(815,352)	$(697,981)	$272,069	$281,906
The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2005
The tax components of distributions paid during the fiscal year ended November 30, 2005, capital loss carryforward as of November 30, 2005 and tax basis post-October losses as of November 30, 2005, which are not recognized for tax purposes until the first day of the following fiscal year are:

		Long-term	Net capital
	Ordinary income	capital gains	loss	Post-October
	distributions	distributions	carryforward	losses
Growth Fund	$17,524,065	$14,265,162	$—	$—
Bond Fund	$1,261,348	$245,103	$—	$1,062
The tax components of distributions paid during the fiscal year ended November 30, 2004 are:

		Long-term
	Ordinary income	capital gains
	distributions	distributions
Growth Fund	$2,925,036	$—
Bond Fund	$1,883,443	$—
The following distributions were declared on December 15, 2005, payable to shareholders on December 16, 2005 (Unaudited):

			Long-term Capital Gains
	Ordinary Income Distributions		Distributions
	Amount	Per Share	Amount	Per Share
Growth Fund	$11,125,635	$0.50	$19,583,334	$0.88
Bond Fund	$367,951	$0.12	$281,964	$0.09

FINANCIAL HIGHLIGHTS
The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2005	2004	2003	2002	2001
GROWTH FUND
Net Asset Value, Beginning of Period	$46.03	$42.45	$37.85	$46.45	$47.75
Income from Investment Operations
Net investment income	0.27	0.46	0.13	0.22	0.03
Net realized and unrealized gains (losses) on investments	0.54	3.26	4.83	(4.77)	8.02

Total from Investment Operations	0.81	3.72	4.96	(4.55)	8.05
Less Distributions
Distributions from net investment income	(0.44)	(0.14)	(0.25)	(0.02)	—
Distributions from net realized gains	(0.55)	—	(0.11)	(4.03)	(9.35)

Total Distributions	(0.99)	(0.14)	(0.36)	(4.05)	(9.35)

Net Asset Value, End of Period	$45.85	$46.03	$42.45	$37.85	$46.45

Total Return	1.76%	8.77%	13.28%	(10.65%)	20.73%

Ratios/Supplemental Data
Net assets, end of period (millions)	$1,030.7	$1,485.9	$875.6	$520.6	$266.7
Ratios to average net assets:
Ratio of expenses	1.08%	1.05%	1.07%	1.11%	1.20%
Ratio of expenses without reimbursement †	1.09%	1.06%	1.11%	1.15%	1.20%
Ratio of net investment income	0.50%	1.12%	0.47%	0.68%	0.11%
Ratio of net investment income without reimbursement †	0.49%	1.11%	0.42%	0.65%	0.11%
Portfolio turnover rate	20.48%	28.54%	41.01%	74.07%	62.96%

†	Before directed brokerage credits.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)
The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2005	2004	2003	2002	2001
BOND FUND
Net Asset Value, Beginning of Period	$10.68	$10.86	$10.09	$10.69	$9.99
Income from Investment Operations
Net investment income	0.39	0.57	0.58	0.59	0.56
Net realized and unrealized gains (losses) on investments	(0.36)	(0.16)	0.77	(0.61)	0.72

Total from Investment Operations	0.03	0.41	1.35	(0.02)	1.28
Less Distributions
Distributions from net investment income	(0.42)	(0.59)	(0.58)	(0.58)	(0.58)
Distributions from net realized gains	(0.08)	—	—	—	—

Total Distributions	(0.50)	(0.59)	(0.58)	(0.58)	(0.58)

Net Asset Value, End of Period	$10.21	$10.68	$10.86	$10.09	$10.69

Total Return	0.29%	3.90%	13.75%	(0.16%)	13.20%

Ratios/Supplemental Data
Net assets, end of period (millions)	$30.6	$29.7	$41.9	$34.7	$28.1
Ratios to average net assets:
Ratio of expenses	0.80%	0.80%	0.80%	0.87%	0.94%
Ratio of expenses without reimbursement	1.28%	1.20%	1.05%	1.08%	1.13%
Ratio of net investment income	3.80%	5.00%	5.49%	5.94%	5.52%
Ratio of net investment income without reimbursement	3.31%	4.60%	5.24%	5.73%	5.33%
Portfolio turnover rate	25.93%	23.52%	29.89%	20.09%	7.26%
See Notes to Financial Statements.

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, WI 53202
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Thompson Plumb Funds, Inc.
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thompson Plumb Growth Fund and Thompson Plumb Bond Fund (constituting the Thompson Plumb Funds, Inc., hereafter referred to as the “Funds”) at November 30, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
January 17, 2006

DIRECTORS AND OFFICERS (Information as of 12/31/05)

	Position(s)
	Held with		Number of
	Thompson Plumb		Thompson	Other
	Funds, Inc. and		Plumb Funds	Directorships
Name,	Length of Time	Principal Occupation(s)	Overseen	Held by
Address & Age	Served (1)	During Past Five Years	by Director	Director
Independent Directors:

Mary Ann Deibele 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 3/5/36	Director since 1994	Retired; Secretary of Elite Engineering Enterprises, Inc. (sheet metal fabrication) from 1997 to 2003; prior thereto, Director and member of the executive committee of Household Utilities, Inc. (a high tech sheet metal fabricating facility).	2	None

John W. Feldt 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 5/2/42	Director since 1987	Senior Vice President of Finance of the University of Wisconsin Foundation since 1984; prior thereto, Vice President of Finance for the University of Wisconsin Foundation.	2	Baird Funds, Inc. (8 Funds)

Donald A. Nichols 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 12/20/40	Director since 1987	Director of the Robert M. La Follette School of Public Affairs at the University of Wisconsin since 2002; Professor of Economics at the University of Wisconsin since 1966; Chairman, Department of Economics from 1983 to 1986 and from 1988 to 1990; Economic Consultant	2	None

Interested Director & Officers:

John W. Thompson(2)(3) 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 7/26/43	Director and Chairman since 1987 and Chief Executive Officer since 2005	President of Thompson Investment Management LLC (“TIM”) since January 2004; President of Thompson, Plumb & Associates, Inc. (“TPA”) from June 1984 to December 2003; Treasurer of TPA from October 1993 to December 2003; Chief Executive Officer and Secretary of Thompson Plumb Trust Company from 2001 to December 2003; a Chartered Financial Analyst.	2	None

DIRECTORS AND OFFICERS (Continued)

Position(s)
	Held with		Number of
	Thompson Plumb		Thompson	Other
	Funds, Inc. and		Plumb Funds	Directorships
Name,	Length of Time	Principal Occupation(s)	Overseen	Held by
Address & Age	Served(1)	During Past Five Years	by Director	Director
Interested Directors & Officers:

John C. Thompson(3) 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 10/28/68	President and Chief Operating Officer since 2005; prior thereto, Vice President 1996 to 2005	Vice President of TIM since January 2004; Portfolio Manager of TIM since January 2004; Portfolio Manager of TPA from December 1996 to December 2003; Associate Portfolio Manager of TPA from January 1994 to December 1996; a Chartered Financial Analyst.	N/A	N/A

Penny Hubbard 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 6/2/61	Chief Financial Officer and Treasurer since 2005	Vice President — Administrative Services of TIM Holdings, Inc. since January 2004; previously, Assistant Vice President — Client Services of TPA and various other capacities since 1984.	N/A	N/A

Jason L. Stephens 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 10/15/74	Chief Compliance Officer since 2004 and Secretary since 2005	Chief Compliance Officer and Corporate Secretary of TIM since January 2004; Research Analyst of TIM since January 2004; Research Analyst of TPA from June 2003 to December 2003; Investment Accountant of TPA from June 2002 to June 2003; Director of Administration at Madison Opera, Inc. from August 1998 to December 2002.	N/A	N/A

(1) Officers of Thompson Plumb Funds, Inc. serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of Thompson Plumb Funds, Inc. serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the Investment Company Act of 1940.
(2) John W. Thompson is an “interested person” of Thompson Plumb Funds, Inc. by virtue of his position with Thompson Plumb Funds, Inc. and Thompson Investment Management LLC.
(3) John C. Thompson, President and Chief Operating Officer of Thompson Plumb Funds, Inc., is the son of John W. Thompson, Chairman, Chief Executive Officer and Director of Thompson Plumb Funds, Inc.

ADDITIONAL INFORMATION (Unaudited)
The Statement of Additional Information contains additional information about the directors and officers of Thompson Plumb Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.
Proxy Voting Policy
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30, are available without charge, upon request, by calling 1-800-999-0887, or through the Funds’ website at www.thompsonplumb.com, and on the SEC’s website at www.sec.gov.
Information About Portfolio Securities
The Funds file complete schedules of the portfolio holdings with the Securities and Exchange Commission for the quarters ending February 28 and August 31 (the Funds’ first and third quarters of its fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.
Board Approval of Investment Advisory Agreement
The Investment Company Act of 1940, as amended, requires that the annual renewal of the advisory agreements be approved by the vote of a majority of the Board of Directors who are not parties to the advisory agreements or “interested persons” of the investment company (as that term is defined in the Investment Company Act of 1940) (the “Independent Directors”), cast in person at a meeting called for the purposes of voting on such approval. At its meeting held November 14, 2005, the Independent Directors of the Thompson Plumb Funds, Inc. (“Thompson Plumb”) approved the investment advisory agreement (the “Advisory Agreement”) between Thompson Plumb and Thompson Investment Management LLC (the “Advisor”) with respect to the Thompson Plumb Growth Fund and Thompson Plumb Bond Fund (the ”Funds”).
The Directors’ approval was based on their consideration and evaluation of a variety of factors, including: (1) the nature, extent and quality of the services provided by the Advisor; (2) the performance of each Fund in comparison to a peer group of mutual funds; (3) the management fees and the total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the profitability of the Advisor; and (5) the extent to which economies of scale may be realized as each Fund grows.
To facilitate the evaluation of the foregoing factors for the Advisory Agreement, the Advisor provided various materials and information to the Board, including:
•	A memo from the Advisor recommending that the Board approve the Advisory Agreement, outlining information regarding the services provided by the Advisor, describing the Advisor’s investment philosophy, providing the biographies of the portfolio managers for the Funds, explaining any significant changes in the Advisor that occurred during the last year, describing the facilities and systems used by the Advisor to provide management services, outlining Fund sales and redemptions during the last year, explaining Fund performance, describing management fees, and explaining the Advisor’s profitability;

•	A copy of the Advisory Agreement dated January 16, 2004, between Thompson Plumb, on behalf of the Growth and Bond Funds, and the Advisor;

•	A copy of the Advisor’s current Form ADV;

ADDITIONAL INFORMATION(Continued)
•	A Section 15(c) Report prepared by Lipper, Inc. comparing the expenses and performance of the Funds against peer groups and standardized indices; and

•	A memorandum from legal counsel to the Directors, which outlined the duties and responsibilities of the Directors in connection with approval of investment advisory agreements and summarized relevant case law on this issue.
Throughout the review and approval process, the Independent Directors were represented by independent legal counsel.
After reviewing and discussing this information, and taking into account other information routinely provided to the Board at its regular quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, including investment management, portfolio trading and compliance functions, the performance of the Funds, regulatory compliance issues and related matters, the Independent Directors concluded that:
•	The management fees paid to the Advisor are comparable to those paid by other funds in Thompson Plumb’s peer group. Although the Growth Fund’s management fee is slightly higher than the median of its peer group, the Board found the fee to be reasonable in light of the services provided. Based on this comparison and a review of the factors described above, the Board found the management fees to be fair and reasonable.

•	The nature, extent and quality of the services provided by the Advisor are appropriate for the investment objectives and programs of each of the Funds and are acceptable. The Advisor has appropriate and sufficient knowledge and experience in order to manage the Funds. In particular, the Board concluded that the Advisor employs experienced personnel and obtains necessary resources in order to properly manage the Funds and obtains additional personnel and resources when necessary. In addition, the Advisor is committed to the proper management and success of the Funds;

•	The investment performance of the Growth and Bond Funds have been acceptable as measured by relative performance and in comparison to the performance of funds in their peer groups. Although the recent performance of the Growth Fund has been lagging, the long-term performance for both Funds has been acceptable;

•	The total expenses of the Funds, including expenses waivers for the Bond Fund, are reasonable;

•	The level of profitability realized by the Advisor from its services to the Funds are reasonable based on a comparison of the profitability of a group of other mutual fund advisors and in comparison to the profitability of services provided by the Advisor to separately managed clients; and

•	The breakpoints that exist for the Funds are reasonable. At this time, the Funds’ breakpoints provide for a fair sharing of any economies of scale that may be realized as the Funds’ assets grow. However, the Board decided to review this matter at such time as the Fund’s assets significantly increase.
The Board compared the management fees paid by the Funds with the schedule of fees charged by the Advisor to other institutional accounts, as disclosed in its Form ADV, and concluded that the management fees were reasonable in consideration of the level of services provided to the Funds.
Based on the factors and conclusions discussed above, the Board, including all of the Independent Directors, approved the Advisory Agreement.

DIRECTORS OF THE FUNDS

Mary Ann Deibele
John W. Feldt
Donald A. Nichols
John W. Thompson, CFA: President
Thompson Investment Management LLC
OFFICERS OF THE FUNDS

John W. Thompson, CFA
Chief Executive Officer

John C. Thompson, CFA
President & Chief Operating Officer
Penny M. Hubbard
Chief Financial Officer & Treasurer
Jason L. Stephens
Chief Compliance Officer & Secretary
INVESTMENT ADVISOR

Thompson Investment Management LLC
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
LEGAL COUNSEL

Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

01/06

Item 2. Code of Ethics.
     As the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer.
Item 3. Audit Committee Financial Expert.
     The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. John Feldt, a director of the Registrant since 1987, has been determined to be an audit committee financial expert and he is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Feldt has been Senior Vice President-Finance for the University of Wisconsin Foundation since 1985. In such capacity, he oversees the investment and accounting functions for the Foundation. These duties require Mr. Feldt to supervise the Foundation’s controller and approve the Foundation’s accounting and audit information.
Item 4. Principal Accountant Fees and Services.
     The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit, audit-related, tax and other services and products provided by PricewaterhouseCoopers, LLP, the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2004	2005
Audit Fees(1)	$50,626.58	$31,982.50

Audit-Related Fees(2)	$0	$0

Tax Fees(3)	$26,880.00	$11,300.00

All Other Fees(4)	$0	$0

TOTAL	$77,506.58	$43,282.50

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees” above.

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(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. In 2004 and 2005, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.

(4)	This category relates to products and services provided by the principal accountant other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.
     PricewaterhouseCoopers LLP did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management LLC, the Registrant’s investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.
     The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.
Item 5. Audit Committee of Listed Registrants.
     Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.
Item 6. Schedule of Investments.
     The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to shareholders dated as of November 30, 2005 provided under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable to this Registrant because it is not a closed-end management investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable to this Registrant because it is not a closed-end management investment company.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.
     Not applicable to this Registrant because it is not a closed-end management investment company.
Item 10. Submission of Matters to a Vote of Securities Holders.
     The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

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Item 11. Controls and Procedures.
(a)	Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)	Change in Internal Controls Over Financial Reporting. There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits
     The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit

12(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officers referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 20th day of January, 2006.

THOMPSON PLUMB FUNDS, INC.

By:	/s/ John W. Thompson

John W. Thompson, Chairman and
Chief Executive Officer
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 20th day of January, 2006.

By:	/s/ John W. Thompson

John W. Thompson, Chairman and
Chief Executive Officer (Principal
Executive Officer)

By:	/s/ Penny Hubbard

Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

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